                          SUPPLEMENT DATED MAY 1, 1997

                                       to

                        PROSPECTUS DATED APRIL 30, 1993
                  (AS PREVIOUSLY SUPPLEMENTED ON MAY 1, 1994)

                                      for

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                (Minimum Initial Specified Face Amount $50,000)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

  This Supplement updates information contained in the Metropolitan Life Separate Account UL Prospectus dated April 30, 1993 (the "Prospectus"), and its supplement dated May 1, 1994. Please call Metropolitan Life Insurance Company ("Metropolitan Life") at 800-638-5000 if you need another copy of the Prospectus or the supplement.

  The individual flexible premium multifunded life insurance policies ("Policies") offered by the Prospectus are issued by Metropolitan Life and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy. These Policies are no longer being sold by Metropolitan Life.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more investment divisions of Metropolitan Life Separate Account UL ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of Metropolitan Life. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). The available portfolios of the Fund are the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Money Market, MetLife Stock Index, GFM International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap, and Scudder Global Equity Portfolios.


THIS SUPPLEMENT IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1 Madison Avenue, New York, New York 10010                Telephone 800-638-5000

  The names of the following seven portfolios of the Fund and the corresponding divisions of the Separate Account have been changed wherever they appear in the
Prospectus:

OLD PORTFOLIO AND
DIVISION NAME        NEW PORTFOLIO AND DIVISION NAME
-----------------    -------------------------------
Growth               State Street Research Growth
Income               State Street Research Income
Money Market         MetLife Money Market
Diversified          State Street Research Diversified
Aggressive Growth    State Street Research Aggressive Growth
Stock Index          MetLife Stock Index
International Stock  GFM International Stock

THE SEPARATE ACCOUNT AND THE METROPOLITAN SERIES FUND

  Four new investment divisions that correspond to four new portfolios of the Fund have been added to the Separate Account. Policy owners may now allocate net premiums and cash value to these divisions. These divisions are the Loomis Sayles High Yield Bond Division, the T. Rowe Price Small Cap Growth Division, the Janus Mid Cap Division and the Scudder Global Equity Division. The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of these new portfolios. These investment divisions and corresponding portfolios may not be available in all states. Consult a sales representative registered with Metropolitan Life for additional information. A brief summary of the investment objectives of these new portfolios is set forth below:

  Loomis Sayles High Yield Bond Portfolio. This portfolio seeks high total investment return through a combination of current income and capital appreciation. The portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

  T. Rowe Price Small Cap Growth Portfolio. This portfolio seeks long-term capital growth by investing in small capitalization companies.

  Janus Mid Cap Portfolio. This portfolio is a non-diversified portfolio whose investment objective is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.

  Scudder Global Equity Portfolio. This portfolio seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries.

  Metropolitan Life is the investment manager of each of the new portfolios of the Fund. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by Metropolitan Life, is the sub-investment manager of the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price Associates, Inc. is the sub-investment manager of the T. Rowe Price Small Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. Scudder, Stevens & Clark, Inc. is the sub-investment manager for the Scudder Global Equity Portfolio. Sub-investment manager fees are paid by Metropolitan Life.

   It is expected that State Street Research & Management Company ("State Street Research") will become the sub-investment manager with respect to the MetLife Money Market Portfolio and the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited ("GFM") will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event these changes take place, the name of the portfolios will be changed to the State Street Research Money Market Portfolio and the State Street Research International Stock Portfolio, respectively.

  The GFM International Stock Portfolio is now available in connection with Policies issued in all states. The Diversified Portfolio was substituted for the Equity Income Portfolio in 1994 and the Equity Income Division therefore is no longer available under any policy.

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

  For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund for providing investment management services to each Portfolio. The following chart shows the fee and other Fund expenses for each Portfolio.

    METROPOLITAN SERIES FUND ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET
                                    ASSETS)

                                                                 OTHER
                                                               EXPENSES
                                                             AFTER EXPENSE
                                                  MANAGEMENT REIMBURSEMENT
                                                     FEES         (A)      TOTAL
                                                  ---------- ------------- -----
    MetLife Stock Index Portfolio...............     .25%         .05%      .30%
    State Street Research Income Portfolio(d)...     .33%         .07%      .40%
    MetLife Money Market Portfolio..............     .25%         .18%      .43%
    State Street Research Diversified
     Portfolio(d)...............................     .46%         .04%      .50%
    State Street Research Growth Portfolio(d)...     .51%         .04%      .55%
    State Street Research Aggressive Growth
     Portfolio(d)...............................     .71%         .04%      .75%
    T. Rowe Price Small Cap Growth
     Portfolio(b)...............................     .55%         .20%      .75%
    Scudder Global Equity Portfolio(b)(c).......     .62%         .20%      .82%
    Loomis Sayles High Yield Bond Portfolio(b)..     .70%         .20%      .90%
    Janus Mid Cap Portfolio(b)..................     .75%         .20%      .95%
    GFM International Stock Portfolio(d)........     .75%         .22%      .97%

 -------
 (a) Prior to May 16, 1993, Metropolitan Life paid all expenses of the then existing portfolios of the Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

 (b) The portfolios commenced operations on March 3, 1997. Management fees and other expenses for these portfolios are estimated amounts for the year ending December 31, 1997. Metropolitan Life has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. The marginal fee rate for the T. Rowe Price Small Cap Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio will decrease when the dollar amount in each such portfolio reaches certain threshold amounts.

 (c) Metropolitan Life has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent Metropolitan Life's waiver of its investment management fee, Metropolitan Life estimates that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.

 (d) Reflects 1996 fees and expenses, restated for proposed management fee revisions expected to take effect August 1, 1997.


  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Supplement, and the Fund's Statement of Additional Information referred to therein.

POLICY BENEFITS

DEATH BENEFIT OPTIONS

  Increases. The underwriting charge for specified face amount increases has been changed. The maximum guaranteed underwriting charge is $5 for each $1,000 of specified face amount increase. Currently the underwriting charge is a $100 for the first $100,000 of face increase (but no more than $5 per thousand), and $3 per thousand thereafter, to an overall maximum charge of $2,500.

  The information about or based on the actual investment performance of the portfolios is deleted from the captions "Rates of Return" and "Illustrations" in the Prospectus and the May 1, 1994 supplement.

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS

  The addition of the new portfolios and the revisions to the older portfolios' management fees that are expected to become effective August 1, 1997 would affect the total cash values, total cash surrender values and total death benefits shown under "Illustrations of Death Benefits, Cash Values, Cash Surrender Values and Accumulated Premiums" in the Prospectus and the May 1, 1994 Supplement. Using a simple average of the eleven available portfolios of the Fund, assuming the maximum management fees contemplated by the August 1, 1997 adjustment, the daily charge to the Fund for investment management services would be increased to the equivalent of a maximum annual rate of .57% of the average daily value of the aggregate net assets of the Fund. The result is that the cash surrender values and cash values would be less for both death benefit options A and B. In addition, if the minimum death benefit applies, the death benefit would be lower for death benefit options A and B. Also, the death benefit will be lower for death benefit option B, even if the minimum death benefit doesn't apply. Upon request, Metropolitan Life will provide a free, personalized hypothetical illustration that reflects these changes in the investment management fees as they become effective.

                                    EXPERTS

  The financial statements included in this Supplement have been audited by Deloitte & Touche llp, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

  The financial statements of Metropolitan Life included in this Supplement should be considered only as bearing upon the ability of Metropolitan Life to meet its obligations under the Policies.

                                 Annual Report

                                       of

                               Metropolitan Life
                              Separate Account UL


                               December 31, 1996

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Growth, Income, Money Market, Diversified, International Stock, Stock Index, and Aggressive Growth Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1996, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the Growth, Income, Money Market, Diversified, International Stock, Stock Index and Aggressive Growth Divisions of Metropolitan Life Separate Account UL as of December 31, 1996 and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 1997

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                     MONEY                 INTERNATIONAL    STOCK    AGGRESSIVE
                             GROWTH      INCOME      MARKET   DIVERSIFIED      STOCK        INDEX      GROWTH
                            DIVISION    DIVISION    DIVISION    DIVISION     DIVISION     DIVISION    DIVISION
                          ------------ ----------- ---------- ------------ ------------- ----------- -----------
ASSETS:
Investments in Metropol-
 itan Series Fund, Inc.
 at Value (Note 1A):
Growth Portfolio
 (5,208,796 shares; cost
 $133,325,492)..........  $158,920,369         --         --           --           --           --          --
Income Portfolio
 (2,210,984 shares; cost
 $27,751,597)...........           --  $27,327,760        --           --           --           --          --
Money Market Portfolio
 (584,077 shares; cost
 $6,278,669)............           --          --  $6,095,430          --           --           --          --
Diversified Portfolio
 (6,643,203 shares; cost
 $100,173,963)..........           --          --         --  $110,742,194          --           --          --
International Stock
 Portfolio
 (1,991,487 shares; cost
 $24,907,650)...........           --          --         --           --   $23,798,267          --          --
Stock Index Portfolio
 (1,450,886 shares; cost
 $27,248,573)...........           --          --         --           --           --   $32,253,185         --
Aggressive Growth Port-
 folio
 (3,107,005 shares; cost
 $78,361,229)...........           --          --         --           --           --           --  $84,106,614
                          ------------ ----------- ---------- ------------  -----------  ----------- -----------
 Total Investments......   158,920,369  27,327,760  6,095,430  110,742,194   23,798,267   32,253,185  84,106,614
Cash and Accounts Re-
 ceivable...............        11,882       3,998     86,448          168        6,129      119,880      28,704
                          ------------ ----------- ---------- ------------  -----------  ----------- -----------
 Total Assets...........   158,932,251  27,331,758  6,181,878  110,742,362   23,804,396   32,373,065  84,135,318
LIABILITIES.............        34,679      74,006     62,023      274,903      135,056      339,551     394,115
                          ------------ ----------- ---------- ------------  -----------  ----------- -----------
NET ASSETS..............  $158,897,572 $27,257,752 $6,119,855 $110,467,459  $23,669,340  $32,033,514 $83,741,203
                          ============ =========== ========== ============  ===========  =========== ===========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                            STATEMENTS OF OPERATIONS

                                               FOR THE YEAR ENDED DECEMBER 31, 1996
                          ---------------------------------------------------------------------------------
                                                   MONEY                INTERNATIONAL   STOCK    AGGRESSIVE
                            GROWTH      INCOME     MARKET   DIVERSIFIED     STOCK       INDEX      GROWTH
                           DIVISION    DIVISION   DIVISION   DIVISION     DIVISION     DIVISION   DIVISION
                          ----------- ----------  --------  ----------- ------------- ---------- ----------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $15,051,436 $1,723,590  $300,997  $ 9,697,032   $ 200,282   $  744,725 $2,234,170
Expenses:
 Mortality and expense
  charges (Note 3)......    1,221,219    220,150    37,221      870,631     181,892      185,397    641,863
                          ----------- ----------  --------  -----------   ---------   ---------- ----------
Net investment income...   13,830,217  1,503,440   263,776    8,826,401      18,390      559,328  1,592,307
                          ----------- ----------  --------  -----------   ---------   ---------- ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security transac-
 tions..................    2,929,455    (16,679)  (11,231)     532,857      (9,816)     742,061    166,243
Change in unrealized ap-
 preciation (deprecia-
 tion) of investments
 .......................    9,406,099   (697,499)  (90,379)   3,200,410    (559,306)   2,836,911  1,728,894
                          ----------- ----------  --------  -----------   ---------   ---------- ----------
Net realized and
 unrealized gain (loss)
 on investments (Note
 1B)....................   12,335,554   (714,178) (101,610)   3,733,267    (569,122)   3,578,972  1,895,137
                          ----------- ----------  --------  -----------   ---------   ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $26,165,771 $  789,262  $162,166  $12,559,668   ($550,732)  $4,138,300 $3,487,444
                          =========== ==========  ========  ===========   =========   ========== ==========

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                   GROWTH                     INCOME                 MONEY MARKET
                                  DIVISION                   DIVISION                  DIVISION
                          --------------------------  ------------------------  ------------------------
                                                   FOR THE YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------------------------
                              1996          1995         1996         1995         1996         1995
                          ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income..  $ 13,830,217  $  4,694,831  $ 1,503,440  $ 1,147,331  $   263,776  $   128,508
 Net realized gain
  (loss) from security
  transactions..........     2,929,455       293,233      (16,679)      (8,290)     (11,231)      35,201
 Change in unrealized
  appreciation (depreci-
  ation) of
  investments...........     9,406,099    19,543,807     (697,499)   1,977,261      (90,379)       4,641
                          ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease)
 in net assets resulting
 from operations........    26,165,771    24,531,871      789,262    3,116,302      162,166      168,350
                          ------------  ------------  -----------  -----------  -----------  -----------
From capital transac-
 tions:
 Net premiums...........    50,115,276    41,455,659    9,255,854    8,687,776    4,945,669    2,988,786
 Redemptions............    (4,742,435)   (2,766,288)    (764,548)    (546,157)     (31,149)     (89,665)
 Net portfolio trans-
  fers..................    (2,214,936)      395,373     (154,542)      36,042   (1,062,557)  (3,328,483)
 Other net transfers....   (22,866,726)  (19,059,583)  (4,179,745)  (4,186,427)    (869,014)  (1,058,931)
                          ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease)
 in net assets resulting
 from capital
 transactions ..........    20,291,179    20,025,161    4,157,019    3,991,234    2,982,949   (1,488,293)
                          ------------  ------------  -----------  -----------  -----------  -----------
NET CHANGE IN NET
 ASSETS.................    46,456,950    44,557,032    4,946,281    7,107,536    3,145,115   (1,319,943)
NET ASSETS--BEGINNING OF
 YEAR...................   112,440,622    67,883,590   22,311,471   15,203,935    2,974,740    4,294,683
                          ------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS--END OF
 YEAR...................  $158,897,572  $112,440,622  $27,257,752  $22,311,471  $ 6,119,855  $ 2,974,740
                          ============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements.

       DIVERSIFIED            INTERNATIONAL STOCK           STOCK INDEX             AGGRESSIVE GROWTH
        DIVISION                   DIVISION                  DIVISION                   DIVISION
--------------------------  ------------------------  ------------------------  --------------------------
                                  FOR THE YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------
    1996          1995         1996         1995         1996         1995          1996          1995
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
$  8,826,401  $  4,695,480  $    18,390  $    27,416  $   559,328  $   213,805  $  1,592,307  $  4,726,548
     532,857       248,523       (9,816)      28,349      742,061       29,512       166,243       152,387
   3,200,410    10,898,818     (559,306)     136,578    2,836,911    2,271,366     1,728,894     4,188,117
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
  12,559,668    15,842,821     (550,732)     192,343    4,138,300    2,514,683     3,487,444     9,067,052
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
  34,025,252    31,888,789   10,992,609   12,024,423   16,930,258    7,870,004    45,233,040    32,859,273
  (3,640,372)   (2,358,803)    (611,355)    (392,901)    (385,783)    (232,828)   (2,071,839)   (1,185,240)
    (466,159)     (416,768)    (688,494)    (658,961)   4,466,799    1,324,319     1,106,638     2,162,117
 (16,191,671)  (15,856,704)  (2,768,825)  (5,248,525)  (6,541,830)  (2,897,249)  (18,345,877)  (14,163,669)
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
  13,727,050    13,256,514    6,923,935    5,724,036   14,469,444    6,064,246    25,921,962    19,672,481
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
  26,286,718    29,099,335    6,373,203    5,916,379   18,607,744    8,578,929    29,409,406    28,739,533
  84,180,741    55,081,406   17,296,137   11,379,758   13,425,770    4,846,841    54,331,797    25,592,264
------------  ------------  -----------  -----------  -----------  -----------  ------------  ------------
$110,467,459  $ 84,180,741  $23,669,340  $17,296,137  $32,033,514  $13,425,770  $ 83,741,203  $ 54,331,797
============  ============  ===========  ===========  ===========  ===========  ============  ============

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of seven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund"). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the seven designated portfolios of the Fund in which the seven investment divisions of the Separate Account invest as of December 31, 1996 is included as Note 4. The methods used to value the Fund's investments at December 31, 1996 are described in Note 1A of the Fund's 1996 Annual Report.

  B.SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C.FEDERAL INCOME TAXES

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D. NET PREMIUMS

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2. DIVIDENDS

  On April 25, 1996 and December 16, 1996, the Fund declared dividends for all shareholders of record on April 25, 1996 and December 26, 1996, respectively. The amount of dividends received by the Separate Account was $29,952,232. The dividends were paid to Metropolitan Life on April 26, 1996 and December 27, 1996, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the seven investment divisions increased by the following: Growth Portfolio 488,416 shares, Income Portfolio 139,135 shares, Money Market Portfolio 28,861 shares, Diversified Portfolio 578,116 shares, International Stock Portfolio 16,160 shares, Stock Index Portfolio 33,043 shares, and Aggressive Growth Portfolio 82,174 shares.

3. EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a daily charge against the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge is equivalent to the effective annual rate of .90% of the average daily value of the net assets in the Separate Account which are attributable to such policies.

 SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND, INC.
4.

                             GROWTH                 INCOME             MONEY MARKET           DIVERSIFIED
                           PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO
                         -------------- -------  ------------ -------  ------------ -------  --------------
                             VALUE                  VALUE                 VALUE                  VALUE
                           (NOTE 1A)              (NOTE 1A)             (NOTE 1A)              (NOTE 1A)
COMMON STOCK
 Aerospace.............. $   14,697,375   (0.9%)                                             $    8,224,562   (0.6%)
 Automotive.............     38,188,750   (2.4%)                                                 21,290,925   (1.5%)
 Banking................    157,307,202   (9.8%)                                                 87,632,900   (6.0%)
 Broadcasting...........     19,728,750   (1.2%)                                                 11,025,000   (0.8%)
 Business Services......     31,078,650   (1.9%)                                                 17,361,575   (1.2%)
 Chemicals..............    105,060,638   (6.6%)                                                 58,547,387   (4.0%)
 Cosmetics..............     20,924,887   (1.3%)                                                 11,739,188   (0.8%)
 Drugs & Health Care....     65,432,344   (4.1%)                                                 36,554,638   (2.5%)
 Electrical Equipment...     39,896,063   (2.5%)                                                 22,197,437   (1.5%)
 Electronics............    147,966,575   (9.3%)                                                 82,595,572   (5.7%)
 Financial Services.....     34,196,000   (2.1%)                                                 19,078,600   (1.3%)
 Food & Beverages.......     55,678,225   (3.5%)                                                 31,081,563   (2.1%)
 Hospital Management....     26,943,900   (1.7%)                                                 15,140,663   (1.0%)
 Hospital Supply........     64,140,600   (4.0%)                                                 35,693,650   (2.5%)
 Hotel & Restaurant.....     34,541,887   (2.2%)                                                 19,286,312   (1.3%)
 Household Products.....     27,788,750   (1.7%)                                                 15,490,750   (1.1%)
 Insurance..............     58,992,362   (3.7%)                                                 32,934,038   (2.3%)
 Leisure................     37,965,054   (2.4%)                                                 21,750,587   (1.5%)
 Machinery..............     24,072,650   (1.5%)                                                 13,385,200   (0.9%)
 Metals--Aluminum.......     45,886,900   (2.9%)                                                 25,661,113   (1.8%)
 Miscellaneous..........     17,727,000   (1.1%)                                                  9,861,000   (0.7%)
 Office & Business
  Equipment.............    104,763,338   (6.6%)                                                 58,437,513   (4.0%)
 Oil....................     27,677,510   (1.7%)                                                 15,646,986   (1.1%)
 Oil--Domestic..........      7,318,575   (0.5%)                                                  4,071,375   (0.3%)
 Oil--International.....     32,374,200   (2.0%)                                                 18,031,200   (1.2%)
 Oil--Services..........     46,821,401   (2.9%)                                                 26,157,263   (1.8%)
 Retail Grocery.........     23,040,750   (1.4%)                                                 13,019,606   (0.9%)
 Retail Trade...........     74,240,420   (4.7%)                                                 41,373,775   (2.9%)
 Software...............     19,964,200   (1.3%)                                                 11,203,265   (0.8%)
 Tobacco................     22,356,062   (1.4%)                                                 12,602,737   (0.9%)
 Transportation--
  Railroad..............      8,116,800   (0.5%)                                                  4,548,600   (0.3%)
 Transportation--
  Trucking..............              0   (0.0%)                                                          5   (0.0%)
 Utilities--Gas
  Distribution &
  Pipelines.............     33,212,237   (2.1%)                                                 18,517,850   (1.3%)
                         --------------                                                      --------------
 Total Common Stock.....  1,468,100,055  (91.9%)                                                820,142,835  (56.6%)
                         --------------                                                      --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Banking................                         $ 17,291,411   (4.5%)                       $   13,220,347   (0.9%)
 Collateralized Mortgage
  Obligations...........                            8,684,394   (2.3%)                            9,152,935   (0.6%)
 Financial Services.....                           36,834,715   (9.6%)                           60,619,051   (4.2%)
 Government Sponsored...                            5,656,770   (1.5%)                            6,496,680   (0.5%)
 Industrials............                           26,858,935   (7.0%)                           33,637,368   (2.3%)
 Miscellaneous..........                            6,288,068   (1.6%)                            8,335,834   (0.6%)
 Utilities--Electric....                            7,305,058   (1.9%)                            5,318,809   (0.4%)
 Utilities--
  Miscellaneous.........                                    0   (0.0%)                            2,838,920   (0.2%)
 Utilities--Telephone...                                    0   (0.0%)                            5,040,000   (0.3%)
                                                 ------------                                --------------
 Total Corporate Bonds..                          108,919,351  (28.4%)                          144,659,944  (10.0%)
                                                 ------------                                --------------
 Federal Agency
  Obligations...........                           19,701,551   (5.1%)                           30,641,236   (2.1%)
 Federal Treasury
  Obligations...........                          201,495,177  (52.6%)                          317,610,213  (21.9%)
 Foreign Obligations....                           14,393,603   (3.8%)                           20,255,361   (1.4%)
 Yankee Bonds...........                           15,352,261   (4.0%)                           21,020,607   (1.5%)
                                                 ------------                                --------------
 Total Bonds............                          359,861,943  (93.9%)                          534,187,361  (36.9%)
                                                 ------------                                --------------
SHORT-TERM OBLIGATIONS
 Commercial Paper....... $  125,797,417   (7.9%) $ 17,393,000   (4.5%) $25,926,227   (62.3%) $   82,989,000   (5.7%)
 Corporate Note.........                                                 3,998,775    (9.6%)
 Federal Agency
  Obligations...........                                                11,675,628   (28.0%)
                         --------------          ------------          -----------           --------------
 Total Short-Term
  Obligations...........    125,797,417   (7.9%)   17,393,000   (4.5%)  41,600,630   (99.9%)     82,989,000   (5.7%)
                         --------------          ------------          -----------           --------------
TOTAL INVESTMENTS.......  1,593,897,472  (99.8%)  377,254,943  (98.4%)  41,600,630   (99.9%)  1,437,319,196  (99.2%)
 Other Assets Less
  Liabilities...........      3,831,003   (0.2%)    6,139,895   (1.6%)      36,001    (0.1%)     11,521,971   (0.8%)
                         --------------          ------------          -----------           --------------
NET ASSETS.............. $1,597,728,475 (100.0%) $383,394,838 (100.0%) $41,636,631  (100.0%) $1,448,841,167 (100.0%)
                         ==============          ============          ===========           ==============

4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND,
                               INC.--(CONTINUED)

                                                          INTERNATIONAL
                                                              STOCK
                                                            PORTFOLIO
                                                          -------------
                                                              VALUE
                                                            (NOTE 1A)
COMMON STOCK
 Automotive.............................................. $ 12,042,055    (4.0%)
 Banking.................................................   28,537,013    (9.4%)
 Broadcasting............................................    1,583,340    (0.5%)
 Business Services.......................................    1,353,994    (0.5%)
 Chemicals...............................................   15,831,034    (5.2%)
 Construction Materials..................................    4,410,671    (1.5%)
 Consumer Non-Durables...................................    1,078,633    (0.4%)
 Drugs & Health Care.....................................   13,669,733    (4.5%)
 Electrical Equipment....................................    4,851,913    (1.6%)
 Electronics.............................................   33,670,645   (11.1%)
 Financial Services......................................   16,109,145    (5.3%)
 Food & Beverages........................................    4,475,477    (1.5%)
 Forest Products & Paper.................................    1,650,874    (0.6%)
 General Business........................................       81,167    (0.0%)
 Homebuilders............................................    2,312,664    (0.8%)
 Household Products......................................    1,626,631    (0.5%)
 Insurance...............................................   12,269,901    (4.0%)
 Investment Companies....................................    2,234,375    (0.7%)
 Leisure.................................................    2,828,608    (0.9%)
 Machinery...............................................    5,079,733    (1.7%)
 Metals--Gold............................................       59,942    (0.0%)
 Metals--Non-Ferrous.....................................    4,051,349    (1.3%)
 Metals--Steel & Iron....................................    6,796,496    (2.2%)
 Miscellaneous...........................................    5,656,864    (1.9%)
 Multi-Industry..........................................   14,979,104    (4.9%)
 Oil & Gas Exploration...................................    6,073,231    (2.0%)
 Oil--International......................................   15,038,125    (4.9%)
 Printing & Publishing...................................    3,890,524    (1.3%)
 Real Estate.............................................   15,753,267    (5.2%)
 Retail Trade............................................    8,007,127    (2.6%)
 Textiles & Apparel......................................    2,385,456    (0.8%)
 Toys & Amusements.......................................      976,600    (0.3%)
 Transportation..........................................    1,745,426    (0.6%)
 Utilities--Electric.....................................    4,565,840    (1.5%)
 Utilities--Gas Distribution & Pipelines.................    3,750,981    (1.2%)
 Utilities--Miscellaneous................................    3,130,194    (1.0%)
 Utilities--Telephone....................................    7,711,745    (2.5%)
                                                          ------------
 Total Common Stock......................................  270,269,877   (88.9%)
                                                          ------------
PREFERRED STOCK
 Retail Trade............................................      518,032    (0.2%)
                                                          ------------
 Total Equity Securities.................................  270,787,909   (89.1%)
TOTAL LONG-TERM DEBT SECURITIES--CONVERTIBLE BONDS.......   19,499,259    (6.4%)
                                                          ------------
TOTAL INVESTMENTS........................................  290,287,168   (95.5%)
 Other Assets Less Liabilities...........................   13,538,315    (4.5%)
                                                          ------------
NET ASSETS............................................... $303,825,483  (100.0%)
                                                          ============

4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND,
                               INC.--(CONTINUED)

                                                          STOCK INDEX
                                                           PORTFOLIO
                                                          -----------
                                                             VALUE
                                                           (NOTE 1A)
COMMON STOCK
 Aerospace.............................................. $   28,736,048   (2.6%)
 Automotive.............................................     28,701,626   (2.6%)
 Banking................................................     93,714,830   (8.4%)
 Broadcasting...........................................     11,450,367   (1.0%)
 Building & Construction................................      7,528,376   (0.7%)
 Business Services......................................     14,455,324   (1.3%)
 Chemicals..............................................     34,500,400   (3.1%)
 Containers & Glass.....................................      1,693,750   (0.2%)
 Cosmetics..............................................      3,360,350   (0.3%)
 Drugs & Health Care....................................     72,616,988   (6.5%)
 Electrical Equipment...................................     48,407,363   (4.3%)
 Electronics............................................     63,125,007   (5.6%)
 Financial Services.....................................     35,084,926   (3.1%)
 Food & Beverages.......................................     68,548,136   (6.1%)
 Forest Products & Paper................................     16,456,307   (1.5%)
 Hospital Management....................................     10,165,689   (0.9%)
 Hospital Supply........................................     30,587,031   (2.7%)
 Hotel & Restaurant.....................................     10,602,137   (0.9%)
 Household Appliances & Home Furnishings................      1,995,625   (0.2%)
 Household Products.....................................     34,569,100   (3.1%)
 Insurance..............................................     38,990,773   (3.5%)
 Leisure................................................      9,888,705   (0.9%)
 Liquor.................................................      2,526,500   (0.2%)
 Machinery..............................................     14,790,412   (1.3%)
 Metals--Aluminum.......................................      4,013,638   (0.4%)
 Metals--Gold...........................................      5,642,260   (0.5%)
 Metals--Non-Ferrous....................................      2,738,985   (0.2%)
 Metals--Steel & Iron...................................      1,839,738   (0.2%)
 Mining.................................................      2,180,087   (0.2%)
 Miscellaneous..........................................      3,178,900   (0.3%)
 Multi-Industry.........................................      9,577,826   (0.9%)
 Newspapers.............................................      6,143,637   (0.5%)
 Office & Business Equipment............................     48,538,755   (4.3%)
 Oil & Gas Exploration..................................      2,800,313   (0.2%)
 Oil--Domestic..........................................     21,819,438   (1.9%)
 Oil--International.....................................     65,066,563   (5.8%)
 Oil--Services..........................................     11,558,751   (1.0%)
 Photography............................................      5,953,875   (0.5%)
 Printing & Publishing..................................      3,554,968   (0.3%)
 Retail Grocery.........................................      5,887,863   (0.5%)
 Retail Trade...........................................     42,490,678   (3.8%)
 Software...............................................     30,829,784   (2.7%)
 Textiles & Apparel.....................................      6,880,088   (0.6%)
 Tires & Rubber.........................................      3,116,200   (0.3%)
 Tobacco................................................     21,138,225   (1.9%)
 Toys & Amusements......................................      2,450,273   (0.2%)
 Transportation--Airlines...............................      4,475,875   (0.4%)
 Transportation--Railroad...............................     11,508,961   (1.0%)
 Transportation--Trucking...............................      1,006,875   (0.1%)
 Utilities--Electric....................................     27,914,283   (2.5%)
 Utilities--Gas Distribution & Pipelines................     14,503,806   (1.3%)
 Utilities--Telephone...................................     72,606,227   (6.5%)
                                                         --------------
 Total Common Stock.....................................  1,121,912,642 (100.0%)
PREFERRED STOCK
 Hospital Supply........................................          1,774   (0.0%)
                                                         --------------
 Total Equity Securities................................  1,121,914,416 (100.0%)
TOTAL SHORT-TERM OBLIGATIONS--U.S. TREASURY BILLS.......      6,119,501   (0.5%)
                                                         --------------
TOTAL INVESTMENTS.......................................  1,128,033,917 (100.5%)
 Other Assets Less Liabilities..........................    (5,736,583)  (-0.5%)
                                                         --------------
NET ASSETS.............................................. $1,122,297,334 (100.0%)
                                                         ==============

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)
4. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996--METROPOLITAN SERIES FUND,
                               INC.--(CONCLUDED)

                                                           AGGRESSIVE
                                                             GROWTH
                                                           PORTFOLIO
                                                           ----------
                                                             VALUE
                                                           (NOTE 1A)
                                                           ---------
COMMON STOCK
 Automotive............................................. $    8,300,475   (0.6%)
 Banking................................................     52,161,093   (4.0%)
 Broadcasting...........................................      1,911,644   (0.1%)
 Business Services......................................    111,731,275   (8.5%)
 Chemicals..............................................      8,035,150   (0.6%)
 Drugs & Health Care....................................     40,531,901   (3.1%)
 Electronics............................................    159,063,920  (12.0%)
 Finance................................................      1,903,687   (0.1%)
 Financial Services.....................................     36,782,250   (2.8%)
 Food & Beverages.......................................      8,800,137   (0.7%)
 Hospital Supply........................................     24,680,369   (1.9%)
 Hotel & Restaurant.....................................    147,865,328  (11.2%)
 Insurance..............................................     24,104,063   (1.8%)
 Leisure................................................     22,011,718   (1.7%)
 Machinery..............................................      5,305,125   (0.4%)
 Office & Business Equipment............................     46,756,744   (3.5%)
 Oil....................................................      1,795,219   (0.1%)
 Oil & Gas Exploration..................................     22,009,875   (1.7%)
 Oil--Services..........................................    115,561,562   (8.7%)
 Personal Care..........................................      2,647,288   (0.2%)
 Printing & Publishing..................................      7,947,212   (0.6%)
 Retail Trade...........................................    116,932,900   (8.9%)
 Software...............................................    110,257,289   (8.3%)
 Textiles & Apparel.....................................     38,388,025   (2.9%)
 Tobacco................................................      1,785,938   (0.1%)
 Transportation--Airlines...............................     19,139,375   (1.4%)
 Utilities--Miscellaneous...............................      7,936,000   (0.6%)
 Utilities--Telephone...................................     19,502,387   (1.5%)
                                                         --------------
 Total Common Stock.....................................  1,163,847,949  (88.0%)
PREFERRED STOCK
 Printing & Publishing..................................      3,590,300   (0.3%)
                                                         --------------
Total Equity Securities.................................  1,167,438,249  (88.3%)
TOTAL LONG-TERM DEBT SECURITIES--CONVERTIBLE BONDS......      2,312,500   (0.2%)
TOTAL SHORT-TERM OBLIGATIONS--COMMERCIAL PAPER..........    142,773,021  (10.8%)
                                                         --------------
TOTAL INVESTMENTS.......................................  1,312,523,770  (99.3%)
 Other Assets Less Liabilities..........................      9,325,594   (0.7%)
                                                         --------------
NET ASSETS.............................................. $1,321,849,364 (100.0%)
                                                         ==============

                          Annual Financial Statements

                                       of

                          Metropolitan Life Insurance
                                    Company


                               December 31, 1996

                          INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "Company") as of December 31, 1996 and 1995 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1996 and 1995 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

  As discussed in Notes 1 and 13 to the consolidated financial statements, the Company has retroactively adopted applicable generally accepted accounting principles relating to mutual life insurance companies and has changed, as of December 31, 1994, the method of accounting for fixed maturity investments.

DELOITTE & TOUCHE LLP

New York, New York
April 4, 1997

                                     MLI-1

                      METROPOLITAN LIFE INSURANCE COMPANY

      CONSOLIDATED BALANCE SHEETS DECEMBER 31, 1996 AND 1995 (IN MILLIONS)

                                                        NOTES   1996     1995
                                                        ----- -------- --------
ASSETS
Investments:
 Fixed Maturities:                                      2,12
   Available for Sale, at Estimated Fair Value.........       $ 75,039 $ 76,412
   Held to Maturity, at Amortized Cost.................         11,322   11,340
 Equity Securities..................................... 2,12     2,816    1,749
 Mortgage Loans on Real Estate......................... 2,12    18,964   17,216
 Policy Loans..........................................   12     5,842    5,714
 Real Estate...........................................    2     7,744    8,761
 Real Estate Joint Ventures............................    4       851      753
 Other Limited Partnership Interests...................    4       992      797
 Leases and Leveraged Leases...........................    2     1,883    1,503
 Short-Term Investments................................   12       741    1,769
 Other Invested Assets.................................          2,692    2,651
                                                              -------- --------
   Total Investments...................................        128,886  128,665
Cash and Cash Equivalents..............................   12     2,325    1,930
Deferred Policy Acquisition Costs......................          7,227    6,508
Accrued Investment Income..............................          1,611    1,961
Premiums and Other Receivables.........................          2,916    2,533
Deferred Income Taxes Receivable.......................             37      --
Other Assets...........................................          2,094    2,157
Separate Account Assets................................         43,775   39,384
                                                              -------- --------
   Total Assets........................................       $188,871 $183,138
                                                              ======== ========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................    5  $ 69,223 $ 68,256
Policyholder Account Balances.......................... 5,12    47,674   48,133
Other Policyholder Funds...............................   12     4,179    4,006
Policyholder Dividends Payable.........................          1,817    1,825
Short- and Long-Term Debt.............................. 9,12     5,365    5,580
Income Taxes Payable:                                      6
 Current...............................................            599      827
 Deferred..............................................            --       230
Other Liabilities......................................          4,632    3,666
Separate Account Liabilities...........................         43,399   38,861
                                                              -------- --------
   Total Liabilities...................................        176,888  171,384
                                                              -------- --------
Commitments and Contingencies (Notes 2, 4 and 10)
EQUITY
Retained Earnings......................................         10,937   10,084
Net Unrealized Investment Gains........................    3     1,028    1,646
Foreign Currency Translation Adjustments...............             18       24
                                                              -------- --------
   Total Equity........................................   13    11,983   11,754
                                                              -------- --------
   Total Liabilities and Equity........................       $188,871 $183,138
                                                              ======== ========

          See accompanying notes to consolidated financial statements.

  The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determination.

                                     MLI-2

                      METROPOLITAN LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF EARNINGS

      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994 (IN MILLIONS)

                                                 NOTES  1996     1995     1994
                                                 ----- -------  -------  -------
REVENUES
Premiums.......................................     5  $11,462  $11,178  $10,078
Universal Life and Investment-Type Product Pol-
 icy Fee Income................................          1,173    1,105      883
Net Investment Income..........................     3    8,848    8,711    8,283
Investment Gains, Net..........................     3      603      199        4
Commissions, Fees and Other Income.............          1,152      741      636
                                                       -------  -------  -------
 Total Revenues................................         23,238   21,934   19,884
                                                       -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..........................     5   12,525   11,976   11,179
Interest Credited to Policyholder Account Bal-
 ances.........................................          2,868    3,143    3,040
Policyholder Dividends.........................          1,728    1,786    1,752
Other Operating Costs and Expenses.............          4,711    4,285    3,500
                                                       -------  -------  -------
 Total Benefits and Other Deductions...........         21,832   21,190   19,471
                                                       -------  -------  -------
Earnings from Continuing Operations before In-
 come Taxes....................................          1,406      744      413
Income Taxes...................................     6      482      407      380
                                                       -------  -------  -------
Earnings from Continuing Operations............            924      337       33
                                                       -------  -------  -------
Discontinued Operations:
 (Loss) Earnings from Discontinued Operations
  (Net of Income Tax (Benefit) Expense of $(18)
  in 1996, $32 in 1995 and $54 in 1994)........            (52)     (54)      81
 (Loss) Gain on Disposal of Discontinued Opera-
  tions (Net of Income Tax (Benefit) Expense of
  $(11) in 1996 and $106 in 1995)..............            (19)     416      --
                                                       -------  -------  -------
(Loss) Earnings from Discontinued Operations...            (71)     362       81
                                                       -------  -------  -------
Net Earnings...................................    13  $   853  $   699  $   114
                                                       =======  =======  =======

          See accompanying notes to consolidated financial statements.

                                     MLI-3

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

       FOR THE YEARS ENDED DECEMBER 31, 1996 ,1995 AND 1994 (IN MILLIONS)

                                                 NOTES  1996     1995     1994
                                                 ----- -------  -------  ------
Retained Earnings, Beginning of Year...........        $10,084  $ 9,385  $9,271
Net Earnings...................................            853      699     114
                                                       -------  -------  ------
Retained Earnings, End of Year.................         10,937   10,084   9,385
                                                       -------  -------  ------
Net Unrealized Investment Gains (Losses),
Beginning of Year..............................          1,646     (955)    259
Cumulative Effect of Accounting Change.........     1      --       --   (1,247)
Change in Unrealized Investment (Losses) Gains.           (618)   2,601      33
                                                       -------  -------  ------
Net Unrealized Investment Gains (Losses), End
of Year........................................          1,028    1,646    (955)
                                                       -------  -------  ------
Foreign Currency Translation Adjustments,
Beginning of Year..............................             24       (2)    (17)
Change in Foreign Currency Translation
Adjustments....................................             (6)      26      15
                                                       -------  -------  ------
Foreign Currency Translation Adjustments, End
of Year........................................             18       24      (2)
                                                       -------  -------  ------
Total Equity, End of Year......................    13  $11,983  $11,754  $8,428
                                                       =======  =======  ======

          See accompanying notes to consolidated financial statements.

                                     MLI-4

                      METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

       FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994 (IN MILLIONS)

                                                     1996      1995      1994
                                                   --------  --------  --------
Net Cash Provided by Operating Activities......... $  3,688  $  4,823  $  3,980
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
  Fixed Maturities................................   76,117    64,372    47,658
  Equity Securities...............................    2,069       694       795
  Mortgage Loans on Real Estate...................    2,380     3,182     2,684
  Real Estate.....................................    1,948     1,193       688
  Real Estate Joint Ventures......................      410       387       471
  Other Limited Partnership Interests.............      178        42        24
 Purchases of:
  Fixed Maturities................................  (76,225)  (66,693)  (51,073)
  Equity Securities...............................   (2,742)     (781)     (812)
  Mortgage Loans on Real Estate...................   (4,225)   (2,491)   (1,465)
  Real Estate.....................................     (859)     (904)     (773)
  Real Estate Joint Ventures......................     (130)     (285)      (51)
  Other Limited Partnership Interests.............     (307)      (87)     (164)
 Net Change in Short-Term Investments.............    1,028      (634)      198
 Net Change in Policy Loans.......................     (128)     (112)     (393)
 Other, Net ......................................     (438)     (568)     (107)
                                                   --------  --------  --------
Net Cash Used by Investing Activities.............     (924)   (2,685)   (2,320)
                                                   --------  --------  --------
Cash Flows from Financing Activities:
 Policyholder Account Balances
  Deposits........................................   17,167    16,017    15,580
  Withdrawals.....................................  (19,321)  (19,142)  (16,876)
 Additions to Long-Term Debt......................      --        692       148
 Repayments of Long-Term Debt.....................     (284)     (389)     (334)
 Net Increase (Decrease) in Short-Term Debt.......       69       (78)      143
                                                   --------  --------  --------
Net Cash Used by Financing Activities.............   (2,369)   (2,900)   (1,339)
                                                   --------  --------  --------
Change in Cash and Cash Equivalents...............      395      (762)      321
Cash and Cash Equivalents, Beginning of Year......    1,930     2,692     2,371
                                                   --------  --------  --------
Cash and Cash Equivalents, End of Year............ $  2,325  $  1,930  $  2,692
                                                   ========  ========  ========
Supplemental Cash Flow Information:
 Interest Paid.................................... $    310  $    280  $    257
                                                   ========  ========  ========
 Income Taxes Paid................................ $    497  $    283  $    161
                                                   ========  ========  ========

          See accompanying notes to consolidated financial statements.

                                     MLI-5

                      METROPOLITAN LIFE INSURANCE COMPANY

      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994 (IN MILLIONS)

                                                         1996    1995    1994
                                                        ------  ------  ------
Net Earnings........................................... $  853  $  699  $  114
Adjustments to Reconcile Net Earnings to Net Cash
 Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net.....   (391)   (376)   (538)
  Change in Accrued Investment Income..................    350    (191)    (70)
  Change in Premiums and Other Receivables.............   (106)    (29)   (458)
  Undistributed (Income) Loss of Real Estate Joint
   Ventures and Other Limited Partnerships.............    100     (95)    150
  Gains from Sale of Investments and Businesses, Net...   (573)   (721)     (4)
  Depreciation and Amortization Expenses...............    (18)     30     (25)
  Interest Credited to Policyholder Account Balances...  2,868   3,143   3,040
  Universal Life and Investment-Type Product Policy Fee
   Income.............................................. (1,173) (1,105)   (883)
  Change in Future Policy Benefits.....................  2,149   2,332   2,089
  Change in Other Policyholder Funds...................    181     (66)     65
  Change in Policyholder Dividends Payable.............     (8)     11     (55)
  Change in Income Taxes Payable.......................   (134)    327     503
  Other, Net...........................................   (410)    864      52
                                                        ------  ------  ------
Net Cash Provided by Operating Activities.............. $3,688  $4,823  $3,980
                                                        ======  ======  ======

          See accompanying notes to consolidated financial statements.

                                     MLI-6

                      METROPOLITAN LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "Company") principally provide life insurance and annuity products and pension, pension-related and investment-related services to individuals, corporations and other institutions. The Company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory, and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Significant intercompany transactions and balances have been eliminated in consolidation.

  Minority interest related to subsidiaries, partnership and joint venture interests that are consolidated amounted to $149 million and $137 million at December 31, 1996 and 1995, respectively, and is included in other liabilities. Minority interest in earnings of $30 million, $22 million and $5 million in 1996, 1995 and 1994, respectively, is included in other operating costs and expenses.

  In August 1996, MetLife completed a merger with New England Mutual Life Insurance Company ("The New England") whereby The New England was merged directly into MetLife. The merger was accounted for as a pooling of interest and, accordingly, the accompanying consolidated financial statements include the accounts and operations of The New England for all periods.

  Prior to 1996, MetLife, as a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Department (statutory financial statements), which accounting practices were considered to be GAAP for a mutual life insurance company. In 1996, MetLife adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and the Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of MetLife for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The effect of such adoption, except for SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," has been reflected in equity at January 1, 1994 (see Note 13).

  As of December 31, 1994, the Company adopted SFAS No. 115, which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 decreased consolidated equity at December 31, 1994, by $1,247 million, net of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits. In 1995, the FASB issued implementation guidance for SFAS No. 115 and permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 31, 1995, the Company transferred $3,058 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated equity at December 31, 1995, increased by $135 million, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

                                     MLI-7

VALUATION OF INVESTMENTS

  Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair value. Equity securities are stated principally at estimated fair value and include common stocks and nonredeemable preferred stocks. Unrealized investment gains and losses on fixed maturity securities available for sale and equity securities are reported as a separate component of equity. Such amounts are net of related deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Costs of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. All security transactions are recorded on a trade date basis.

  Mortgage loans in good standing are carried at outstanding principal balances less unaccreted discounts. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. When the Company determines that a loan is impaired, an allowance for loss is established for the difference between the carrying value of the mortgage loan and the estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as a realized investment loss. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses.

  Investment real estate, including real estate acquired in satisfaction of debt, is generally stated at depreciated cost (or amortized cost for capital leases). At the date of foreclosure, real estate acquired in satisfaction of debt is recorded at estimated fair value. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment may not be recoverable. In performing the review for recoverability, management estimates future cash flows expected from real estate investments including proceeds on disposition. If the sum of such expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the real estate, an impairment loss is recognized. Measurement of impairment losses is based on the estimated fair market value of the real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with underlying risks. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in allowances relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation, including charges relating to capital leases, of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 20 to 40 years or the terms of the lease, if shorter. Accumulated depreciation and amortization on real estate was $2,109 million and $2,187 million at December 31, 1996 and 1995, respectively. Depreciation and amortization expense totaled $348 million, $427 million and $356 million for the years ended December 31, 1996, 1995 and 1994, respectively.

  Policy loans are stated at unpaid principal balances. Short-term investments are stated at amortized cost, which approximates fair value.

  The Company acts as the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the Company records the aggregate future minimum lease payments due, the estimated residual value of the leased equipment and unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment or its net capitalized value. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated on a straight-line basis over its estimated economic life and lease income is recorded as earned.

  The Company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the repurchase price. The financing is generally in the form of long-term debt that provides for no recourse against the Company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

                                     MLI-8

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight-line or sum of the years digits methods over the estimated useful lives of the assets, which generally range from 20 to 40 years for real estate and five to 15 years or the term of the lease, if shorter, for all other property and equipment. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

 RECOGNITION OF INCOME AND EXPENSES

  Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  For contracts with a single premium, or limited number of premium payments due over a significantly shorter period of time than the total period over which benefits are provided ("limited payment contracts"), premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract terms.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities and are computed principally by the monthly pro rata method.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

  Deferred policy acquisition costs are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

                                     MLI-9

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 VALUE OF INSURANCE BUSINESS ACQUIRED AND GOODWILL

  The cost of insurance acquired of $358 million and $381 million at December 31, 1996 and 1995, respectively, and the excess of purchase price over the fair value of net assets acquired of $17 million and $22 million at December 31, 1996 and 1995, respectively, are included in other assets. The cost of insurance acquired is being amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. Accumulated amortization of cost of insurance acquired was $48 million and $18 million at December 31, 1996 and 1995, respectively, and related amortization expense was $30 million, $27 million and $2 million for the years ended December 31, 1996, 1995 and 1994, respectively. The excess of purchase price over the fair value of assets acquired is being amortized generally over a 10 year period using the straight-line method. Accumulated amortization of cost in excess of net assets acquired was $48 million and $43 million at December 31, 1996 and 1995, respectively, and related amortization expense was $5 million, $5 million and $6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserves for death and endowment policy benefits, the liability for terminal dividends and premium deficiency reserves. The net level premium reserve is calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholder fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing future policy benefit liabilities range from 2.5 percent to 7.0 percent for life insurance policies and 6.0 percent to 8.25 percent for annuity contracts.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the Company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience.

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated federal income tax return. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Separate Account assets and liabilities also include assets and liabilities relating to unit-linked products sold in the United Kingdom.

                                     MLI-10

  Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

  For the years ended December 31, 1996, 1995 and 1994, respectively, real estate of $189 million, $429 million and $273 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned real estate acquired in satisfaction of debt of $456 million and $649 million, respectively. During 1995 and 1994, respectively, the company assumed liabilities of $1,573 million and $88 million and received assets of $1,573 million and $86 million through assumption of certain businesses from other insurance companies.

 DISCONTINUED OPERATIONS

  In January 1995, the Company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the Company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the Company received $485 million face amount of United HealthCare Corporation convertible preferred stock and $326 million in cash (including additional consideration of $50 million in 1996). The sale resulted in an aftertax loss of $36 million in 1996 and an aftertax gain of $372 million in 1995. Operating losses in 1996 related principally to the finalization of the transfer of group medical contracts to MetraHealth. The Company also has the right to receive from United HealthCare Corporation up to approximately $169 million in cash based on the 1997 consolidated financial results of United HealthCare Corporation.

  During 1995, the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 million (including additional cash consideration of $25 million in 1996), resulting in aftertax gains of $17 million in 1996 and $44 million in 1995.

  These operations are accounted for as discontinued operations and, accordingly, are segregated in the accompanying consolidated statements of earnings.

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                     MLI-11

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss and estimated fair value of fixed maturity and equity securities, by category, are shown below.

HELD TO MATURITY SECURITIES--DECEMBER 31, 1996 (in millions)

                                                   GROSS UNREALIZED
                                         AMORTIZED ----------------- ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------   ----   ----------
Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies............  $    48  $      3           $    51
  States and political subdivisions.....       58         1                59
  Foreign governments...................      260         5               265
  Corporate.............................    7,520       236 $     64    7,692
  Mortgage-backed securities............      689         1       16      674
  Other.................................    2,746        85       24    2,807
                                          -------  -------- --------  -------
    Total bonds.........................   11,321       331      104   11,548
 Redeemable preferred stocks............        1       --       --         1
                                          -------  -------- --------  -------
    Total Fixed Maturities..............  $11,322  $    331 $    104  $11,549
                                          =======  ======== ========  =======

HELD TO MATURITY SECURITIES--DECEMBER 31, 1995 (in millions)

Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies............  $    63  $      3           $    66
  States and political subdivisions.....       57       --                 57
  Foreign governments...................      194        10               204
  Corporate.............................    8,039       398 $     33    8,404
  Mortgage-backed securities............      860         5       31      834
  Other.................................    2,126       128        5    2,249
                                          -------  -------- --------  -------
    Total bonds.........................   11,339       544       69   11,814
 Redeemable preferred stocks............        1       --       --         1
                                          -------  -------- --------  -------
    Total Fixed Maturities..............  $11,340  $    544 $     69  $11,815
                                          =======  ======== ========  =======

                                     MLI-12

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1996 (in millions)

                                                    GROSS UNREALIZED  ESTIMATED
                                          AMORTIZED ------------------  FAIR
                                            COST      GAIN     LOSS     VALUE
                                          --------- --------- -----------------
Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies.............  $12,949  $     901 $   128  $13,722
  States and political subdivisions......      536         13       1      548
  Foreign governments....................    2,597        266       6    2,857
  Corporate..............................   32,520      1,102     294   33,328
  Mortgage-backed securities.............   21,200        407      91   21,516
  Other..................................    2,511         90      30    2,571
                                           -------  --------- -------  -------
   Total bonds...........................   72,313      2,779     550   74,542
 Redeemable preferred stocks.............      500        --        3      497
                                           -------  --------- -------  -------
   Total Fixed Maturities................  $72,813  $   2,779 $   553  $75,039
                                           =======  ========= =======  =======
Equity Securities:
 Common stocks...........................  $ 1,882  $     648 $    55  $ 2,475
 Nonredeemable preferred stocks..........      371         51      81      341
                                           -------  --------- -------  -------
  Total Equity Securities................  $ 2,253  $     699 $   136  $ 2,816
                                           =======  ========= =======  =======

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1995 (in millions)

Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations
   of U. S. government corporations and
   agencies..............................  $15,963  $   2,194 $     4  $18,153
  States and political subdivisions......       54          1      --       55
  Foreign governments....................    1,851        195      --    2,046
  Corporate..............................   29,742      1,905     124   31,523
  Mortgage-backed securities.............   21,255        707      28   21,934
  Other..................................    1,788        235       7    2,016
                                           -------  --------- -------  -------
   Total bonds...........................   70,653      5,237     163   75,727
 Redeemable preferred stocks.............      593         95       3      685
                                           -------  --------- -------  -------
   Total Fixed Maturities................  $71,246  $   5,332 $   166  $76,412
                                           =======  ========= =======  =======
Equity Securities:
 Common stocks...........................  $ 1,372  $     389 $   134  $ 1,627
 Nonredeemable preferred stocks..........      167          2      47      122
                                           -------  --------- -------  -------
  Total Equity Securities................  $ 1,539  $     391 $   181  $ 1,749
                                           =======  ========= =======  =======

                                     MLI-13

  The amortized cost and estimated fair value of bonds classified as held to maturity, by contractual maturity, are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1996 (in millions)
      Due in one year or less..............................  $   389   $   391
      Due after one year through five years................    3,317     3,413
      Due after five years through 10 years................    5,444     5,562
      Due after 10 years...................................    1,482     1,508
                                                             -------   -------
       Subtotal............................................   10,632    10,874
      Mortgage-backed securities...........................      689       674
                                                             -------   -------
        Total..............................................  $11,321   $11,548
                                                             =======   =======

  The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
      DECEMBER 31, 1996 (in millions)
      Due in one year or less..............................  $ 1,842   $ 1,844
      Due after one year through five years................   13,659    13,957
      Due after five years through 10 years................   15,729    16,228
      Due after 10 years...................................   19,883    20,997
                                                             -------   -------
       Subtotal............................................   51,113    53,026
      Mortgage-backed securities...........................   21,200    21,516
                                                             -------   -------
        Total..............................................  $72,313   $74,542
                                                             =======   =======

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1996, approximately 16 percent and 7 percent of the properties were located in California and Illinois, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                      1996  1995
                                                                      ----  ----
DECEMBER 31
Office buildings.....................................................  30%   32%
Retail...............................................................  19%   18%
Residential..........................................................  16%   17%
Agricultural.........................................................  18%   16%
Other................................................................  17%   17%
                                                                      ---   ---
  Total.............................................................. 100%  100%
                                                                      ===   ===

  Many of the Company's real estate joint ventures have loans with the Company. The carrying values of such mortgages were $869 million and $1,164 million at December 31, 1996 and 1995, respectively.

                                     MLI-14

  Mortgage loan valuation allowances and changes thereto are shown below.

                                                               1996  1995  1994
                                                               ----  ----  ----
DECEMBER 31 (in millions)
Balance, beginning of year.................................... $466  $483  $569
Additions charged to income...................................  144   107    89
Deductions for writedowns and dispositions.................... (166) (124) (175)
                                                               ----  ----  ----
Balance, end of year.......................................... $444  $466  $483
                                                               ====  ====  ====

  Impaired mortgage loans and related valuation allowances are as follows:

                                                                  1996    1995
                                                                 ------  ------
DECEMBER 31 (in millions)
Impaired mortgage loans with valuation allowances............... $1,677  $2,028
Impaired mortgage loans with no valuation allowances............    165     389
                                                                 ------  ------
Recorded investment in impaired mortgage loans..................  1,842   2,417
Valuation allowances............................................   (427)   (449)
                                                                 ------  ------
Net impaired mortgage loans..................................... $1,415  $1,968
                                                                 ======  ======

  During the years ended December 31, 1996 and 1995, the Company's average recorded investment in impaired mortgage loans was $2,113 million and $2,365 million, respectively. Interest income recognized on these impaired mortgage loans totaled $122 million and $169 million for the years ended December 31, 1996 and 1995, respectively. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans, where the present value method is used to measure impairment, is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

 REAL ESTATE

  Real Estate valuation allowances and changes thereto are shown below.

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Balance, beginning of year.................................... $743  $622  $674
Additions charged to income...................................  127   358    82
Deductions for writedowns and dispositions.................... (341) (237) (134)
                                                               ----  ----  ----
Balance, end of year.......................................... $529  $743  $622
                                                               ====  ====  ====

  The above table does not include valuation reserves of $118 million, $167 million and $95 million at December 31, 1996, 1995 and 1994, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the Company established valuation allowances for impaired real estate investments. During 1996, $150 million of valuation allowances relating to real estate held for investment were applied as writedowns to specific properties. The balance in the real estate valuation allowance at December 31, 1996, relates to properties that management has committed to a plan of sale. The carrying value, net of valuation allowances, of properties committed to a plan of sale was $1,844 million at December 31, 1996. Net investment income relating to such properties was $60 million for the year ended December 31, 1996.

                                     MLI-15

 LEASES AND LEVERAGED LEASES

  The Company's investment in direct financing leases and leveraged leases is summarized below.

                                      DIRECT
                                     FINANCING      LEVERAGED
                                      LEASES         LEASES          TOTAL
                                   --------------  ------------  --------------
                                    1996    1995    1996   1995   1996    1995
                                   ------  ------  ------  ----  ------  ------
DECEMBER 31 (in millions)
Investment........................ $1,247  $1,054  $  507  $298  $1,754  $1,352
Estimated Residual Values.........    238     231     543   445     781     676
                                   ------  ------  ------  ----  ------  ------
 Total............................  1,485   1,285   1,050   743   2,535   2,028
Unearned Income...................   (336)   (295)   (316) (230)   (652)   (525)
                                   ------  ------  ------  ----  ------  ------
Net Investment.................... $1,149  $  990  $  734  $513  $1,883  $1,503
                                   ======  ======  ======  ====  ======  ======

  The investment amounts set forth above are due primarily in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.


Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases are:

                                                      DIRECT
                                                     FINANCING RESIDUALS TOTAL
                                                     --------- --------- ------
YEAR ENDING DECEMBER 31 (in millions)
  1997..............................................  $  236     $ 20    $  256
  1998..............................................     209        9       218
  1999..............................................     189       25       214
  2000..............................................     167       26       193
  2001..............................................     128       23       151
Thereafter..........................................     318      135       453
                                                      ------     ----    ------
Total...............................................  $1,247     $238    $1,485
                                                      ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flow.

FINANCIAL INSTRUMENTS

  The Company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying consolidated balance sheets. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements.

  The Company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The Company may also sell covered call options for income generation purposes from time to time. The Company does not engage in trading of these derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The Company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the

                                     MLI-16
possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1996, the Company employed several ongoing derivatives strategies. The Company entered into a number of anticipatory hedges using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The Company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The Company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the Company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expenses related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

ASSETS ON DEPOSIT

  As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $4,062 million and $3,917 million, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of investment income are as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Fixed maturities........................................ $6,042  $6,006  $5,682
Equity securities.......................................     60      45      53
Mortgage loans on real estate...........................  1,523   1,501   1,573
Policy loans............................................    399     394     359
Real estate.............................................  1,647   1,833   1,870
Real estate joint ventures..............................     21      41     (99)
Other limited partnership interests.....................     70      23      40
Leases and leveraged leases.............................    135     113      92
Cash, cash equivalents and short-term investments.......    214     231     146
Other investment income.................................    281     326     337
                                                         ------  ------  ------
Gross investment income................................. 10,392  10,513  10,053
Investment expenses..................................... (1,544) (1,802) (1,770)
                                                         ------  ------  ------
Investment income, net.................................. $8,848  $8,711  $8,283
                                                         ======  ======  ======

                                     MLI-17

  Investment gains (losses), including changes in valuation allowances, are summarized as follows:

                                                        1996    1995    1994
                                                       ------  ------  -------
YEARS ENDED DECEMBER 31 (in millions)
Fixed maturities...................................... $  234  $  621  $   (97)
Equity securities.....................................     78      (5)     141
Mortgage loans on real estate.........................    (86)    (51)     (41)
Real estate...........................................    165    (375)     (20)
Real estate joint ventures............................    206     (16)      18
Other limited partnership interests...................     82     117       28
Other.................................................    (76)    (92)     (25)
                                                       ------  ------  -------
Investment gains, net................................. $  603  $  199  $     4
                                                       ======  ======  =======
  Proceeds from the sales of bonds classified as available for sale during 1996,
1995 and 1994 were $74,580 million, $58,537 million and $43,903 million, respectively. During 1996, 1995 and 1994, respectively, gross gains of $1,069 million, $1,013 million and $642 million and gross losses of $842 million, $402 million and $719 million were realized on those sales. Proceeds from the sale of bonds classified as held to maturity during 1996, 1995 and 1994 were $1,281 million, $1,806 million and $1,797 million, respectively. During 1996, 1995 and
1994, respectively, gross gains of $10 million, $17 million and $9 million and gross losses of $1 million, $4 million and $13 million were realized on those sales. Sales of held to maturity bonds were principally due to prepayments and callable features on privately placed bonds.
  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years are summarized as follows:
                                                        1996    1995    1994
                                                       ------  ------  -------
DECEMBER 31 (in millions)
Balance, end of year, comprised of:
 Unrealized investment gains (losses) on:
  Fixed maturities.................................... $2,226  $5,166  $(2,328)
  Equity securities...................................    563     210       41
  Other...............................................    474     380      378
                                                       ------  ------  -------
                                                        3,263   5,756   (1,909)
 Amounts of unrealized investment gains (losses)
 attributable to:
  Participating pension contracts.....................     (9)   (350)     (92)
  Loss recognition.................................... (1,219) (2,064)      (1)
  Deferred policy acquisition cost allowances.........   (420)   (748)     499
  Deferred income tax (expense) benefit...............   (587)   (948)     548
                                                       ------  ------  -------
Balance, end of year.................................. $1,028  $1,646  $  (955)
                                                       ======  ======  =======
                                                        1996    1995    1994
                                                       ------  ------  -------
YEARS ENDED DECEMBER 31 (in millions)
Balance, beginning of year:........................... $1,646  $ (955) $   259
 Change in unrealized investment gains (losses)....... (2,493)  7,665       50
 Unrealized loss at date of adoption of SFAS No. 115..     --      --   (2,449)
 Change in unrealized investment gains (losses)
 attributable to:
  Participating pension contracts.....................    341    (258)     (86)
  Loss recognition....................................    845  (2,063)      21
  Deferred policy acquisition cost allowances.........    328  (1,247)     550
  Deferred income tax (expense) benefit...............    361  (1,496)     700
                                                       ------  ------  -------
Balance, end of year.................................. $1,028  $1,646  $  (955)
                                                       ======  ======  =======

                                     MLI-18

4. REAL ESTATE JOINT VENTURES AND OTHER LIMITED PARTNERSHIP INTERESTS Summarized combined financial information of real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10 percent or greater, is as follows:

                                                                    1996   1995
                                                                   ------ ------
DECEMBER 31 (in millions)
Assets:
 Investments in real estate, at depreciated cost.................. $1,030 $1,409
 Investments in securities, generally at estimated fair value.....    621    534
 Cash and cash equivalents........................................     37     33
 Other............................................................  1,030  1,005
                                                                   ------ ------
Total assets...................................................... $2,718 $2,981
                                                                   ====== ======
Liabilities:
 Borrowed funds--third party...................................... $  243 $  264
 Borrowed funds--MetLife..........................................     69    133
 Other............................................................    915    933
                                                                   ------ ------
Total liabilities.................................................  1,227  1,330
                                                                   ------ ------
Partners' Capital................................................. $1,491 $1,651
                                                                   ====== ======
MetLife equity in partners' capital included above................ $  786 $1,103
                                                                   ====== ======

                                                              1996  1995  1994
                                                              ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Operations:
 Revenues of real estate joint ventures...................... $275  $364  $357
 Revenues of other limited partnerships interests............  297   417   287
 Interest expense--third party...............................  (11)  (26)  (24)
 Interest expense--MetLife...................................  (19)  (31)  (27)
 Other expenses.............................................. (411) (501) (499)
                                                              ----  ----  ----
Net earnings................................................. $131  $223  $ 94
                                                              ====  ====  ====
MetLife earnings from real estate joint ventures and other
 limited partnership interests
 included above.............................................. $ 34  $ 28  $  9
                                                              ====  ====  ====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  In the normal course of business, the Company assumes and cedes insurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned is as follows:

                                                       1996     1995     1994
                                                      -------  -------  -------
YEARS ENDED DECEMBER 31 (in millions)
Direct premiums...................................... $12,569  $11,944  $11,309
Reinsurance assumed..................................     508      812      227
Reinsurance ceded....................................  (1,615)  (1,578)  (1,458)
                                                      -------  -------  -------
Net premiums earned.................................. $11,462  $11,178  $10,078
                                                      =======  =======  =======

  Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $1,667 million, $1,523 million and $1,328 million for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoverables of $700 million and $458 million at December 31, 1996 and 1995, respectively.


                                     MLI-19

  A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

  The Company acquired, in part through reinsurance effective in January 1995, group life, dental, disability, accidental death and dismemberment, vision and long-term care insurance businesses for $403 million, $53 million of which was paid in 1994. In January 1995, the Company received assets with a fair market value equal to the $1,565 million of liabilities assumed under the reinsurance agreements. The reinsured contracts converted to Company contracts at policy anniversary dates.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts is summarized as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Balance at January 1.................................... $3,296  $2,670  $2,553
 Less reinsurance recoverables..........................    214     104      88
                                                         ------  ------  ------
Net balance at January 1................................  3,082   2,566   2,465
                                                         ------  ------  ------
Incurred related to:
 Current year...........................................  2,951   3,420   2,831
 Prior years............................................   (114)    (68)    (75)
                                                         ------  ------  ------
Total incurred..........................................  2,837   3,352   2,756
                                                         ------  ------  ------
Paid related to:
 Current year...........................................  1,998   2,053   1,887
 Prior years............................................    791     783     768
                                                         ------  ------  ------
Total paid..............................................  2,789   2,836   2,655
                                                         ------  ------  ------
Net balance at December 31..............................  3,130   3,082   2,566
 Plus reinsurance recoverables..........................    215     214     104
                                                         ------  ------  ------
Balance at December 31.................................. $3,345  $3,296  $2,670
                                                         ======  ======  ======

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  MetLife and its eligible subsidiaries file a consolidated U. S. income tax return and separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and taxable income.


                                     MLI-20

INCOME TAX EXPENSE (BENEFIT) OF CONTINUING OPERATIONS

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
1996 (in millions)
Federal..................................................  $346     $ 66   $412
State and local..........................................    25        6     31
Foreign..................................................    27       12     39
                                                           ----     ----   ----
  Total..................................................  $398     $ 84   $482
                                                           ====     ====   ====
1995 (in millions)
Federal..................................................  $241     $ 65   $306
State and local..........................................    52        3     55
Foreign..................................................    22       24     46
                                                           ----     ----   ----
  Total..................................................  $315     $ 92   $407
                                                           ====     ====   ====
1994 (in millions)
Federal..................................................  $443     $(95)  $348
State and local..........................................    15       (5)    10
Foreign..................................................    17        5     22
                                                           ----     ----   ----
  Total..................................................  $475     $(95)  $380
                                                           ====     ====   ====

Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                              1996   1995  1994
                                                             ------  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Income before taxes........................................  $1,406  $744  $413
Income tax rate............................................      35%   35%   35%
                                                             ------  ----  ----
Expected income tax expense at federal statutory income tax
rate.......................................................     492   260   145
Tax effect of:
 Tax exempt investment income..............................     (18)   (9)   (9)
 Differential earnings amount..............................      38    67   206
 State and local income taxes..............................      23    37     5
 Foreign operations........................................      (7)   25     3
 Tax credits...............................................     (15)  (15)   --
 Prior year taxes..........................................     (46)   (3)    3
 Other, net................................................      15    45    27
                                                             ------  ----  ----
Income tax expense.........................................  $  482  $407  $380
                                                             ======  ====  ====

  The deferred tax asset or liability recorded on the consolidated balance sheets represents the future tax effects of the temporary differences between the tax basis of assets and liabilities and their amounts for financial reporting. Significant components of deferred tax assets relate to policyholder liabilities and unrealized investment losses. The major items associated with deferred tax liabilities relate to policy acquisition costs, the excess of tax over financial statement depreciation, and unrealized investment gains.

  As of December 31, 1996, the net deferred tax asset includes a benefit of $18 million resulting from foreign net operating loss carryforwards from several foreign affiliates. This benefit is offset by a valuation allowance of $18 million. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred tax asset is realizable.

  As of December 31, 1996, the deferred tax asset includes a benefit of $12 million resulting from U.S. tax basis net operating loss carryforwards of $34 million. Subject to statutory limitations, these carryforwards are available to offset taxable income through the year 2011.


                                     MLI-21

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The Company has defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. The Company is both the sponsor and administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension cost for the defined benefit qualified and nonqualified pension plans are as follows:

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Service cost.................................................. $ 77  $ 62  $ 93
Interest cost on projected benefit obligation.................  232   222   216
Actual return on assets....................................... (273) (280) (246)
Net amortization and deferrals................................  (12)  (13)  (28)
                                                               ----  ----  ----
Net periodic pension cost..................................... $ 24  $ (9) $ 35
                                                               ====  ====  ====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation are as follows:

                                            1996                   1995
                                   ---------------------- ----------------------
                                   OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                   ---------- ----------- ---------- -----------
DECEMBER 31 (in millions)
Actuarial present value of
obligations:
 Vested..........................    $2,756      $135       $2,682      $121
 Nonvested.......................        38       --            43         1
                                     ------      ----       ------      ----
Accumulated benefit obligation...    $2,794      $135       $2,725      $122
                                     ======      ====       ======      ====
Projected benefit obligation.....    $3,084      $184       $3,047      $166
Plan assets (principally Company
 investment contracts) at
 contract value..................     3,495       133        3,236       117
                                     ------      ----       ------      ----
Plan assets in excess of (less
 than) projected benefit obliga-
 tion............................       411       (51)         189       (49)
Unrecognized prior service cost..       165       --            71        (4)
Unrecognized net (loss) gain from
 past experience different from
 that assumed....................        (5)       38          351        43
Unrecognized net asset at transi-
 tion............................      (172)       (4)        (206)       (5)
                                     ------      ----       ------      ----
Prepaid (accrued) pension cost at
 December 31.....................    $  399      $(17)      $  405      $(15)
                                     ======      ====       ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 8.0 percent for 1996 and 7.25 percent to 8.5 percent for 1995. The weighted average assumed rate of increase in future compensation levels ranged from 4.0 percent to 8.0 percent in 1996 and 1995. The assumed long-term rate of return on assets used in determining the net periodic pension cost ranged from 8.0 percent to
8.5 percent in 1996 and 8.0 percent to 9.5 percent in 1995. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans available for substantially all employees under which the Company matches a portion of employee contributions. During 1996, 1995 and 1994, the Company contributed $42 million, $49 million and $53 million, respectively, to the plans.

                                     MLI-22

OTHER POSTRETIREMENT BENEFITS

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the Company's consolidated balance sheets.

                                                                 1996    1995
                                                                ------  ------
DECEMBER 31 (in millions)
Accumulated postretirement benefit obligation:
 Retirees...................................................... $1,170  $1,223
 Fully eligible active employees...............................    135     111
 Active employees not eligible to retire.......................    378     366
                                                                ------  ------
  Total........................................................  1,683   1,700
Plan assets (Company insurance contracts) at contract value....    897     804
                                                                ------  ------
Plan assets less than accumulated postretirement benefit obli-
 gation........................................................   (786)   (896)
Unrecognized net (loss) gain from past experience different
 from that assumed and from
 changes in assumptions........................................    (20)    108
                                                                ------  ------
Accrued nonpension postretirement benefit cost at December 31.. $ (806) $ (788)
                                                                ======  ======

  The components of the net periodic nonpension postretirement benefit cost are as follows:

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Service cost.................................................. $ 41  $28   $ 43
Interest cost on accumulated postretirement benefit obliga-
 tion.........................................................  127  115    122
Actual return on plan assets (Company insurance contracts)....  (58) (63)   (56)
Net amortization and deferrals................................    2   (9)    (1)
                                                               ----  ---   ----
Net periodic nonpension postretirement benefit cost........... $112  $71   $108
                                                               ====  ===   ====

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.5 percent in 1996, gradually decreasing to 5.25 percent over 12 years and 10.0 percent in 1995 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.0 percent to 7.75 percent at December 31, 1996 and was 7.25 percent at December 31, 1995.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1996 would be increased 9.0 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1996, would be an increase of 13.0 percent.

8. LEASES

 LEASE INCOME ON REAL ESTATE

  During 1996, 1995 and 1994, the Company received $1,658 million, $1,523 million and $1,538 million, respectively, in lease income related to its wholly owned real estate portfolio. In accordance with industry practice, certain of the Company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate is $853 million, $783 million, $695 million, $607 million and $526 million for 1997 and each of the succeeding four years, respectively, and $1,609 million thereafter.

                                     MLI-23

 LEASE EXPENSE

  The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under noncancelable leases for 1997 and the succeeding four years are $129 million, $110 million, $91 million, $70 million and $55 million, respectively, and $74 million thereafter. Minimum future sublease rental income on these noncancelable leases is $30 million, $25 million, $32 million, $23 million and $17 million for 1997 and the succeeding four years, respectively, and $45 million thereafter.

9. DEBT

  Debt consisted of the following:

                                                                    1996   1995
                                                                   ------ ------
DECEMBER 31 (in millions)
6.300% surplus notes scheduled to mature on November 1, 2003.....  $  396 $  395
7.000% surplus notes scheduled to mature on November 1, 2005.....     248    248
7.700% surplus notes scheduled to mature on November 1, 2015.....     197    197
7.450% surplus notes scheduled to mature on November 1, 2023.....     296    296
7.875% surplus notes scheduled to mature on February 15, 2024....     148    148
7.800% surplus notes scheduled to mature on November 1, 2025.....     248    247
Mortgage debt, due 1997 through 2015, interest rates ranging from
7.25% to 10.25%..................................................      96    187
Other............................................................     425    627
                                                                   ------ ------
 Total long-term debt............................................   2,054  2,345
Short-term debt..................................................   3,311  3,235
                                                                   ------ ------
 Total...........................................................  $5,365 $5,580
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York ("Superintendent"). Subject to the prior approval of the Superintendent, the
7.45 percent surplus notes may be redeemed, as a whole or in part, at the election of the Company at any time on or after November 1, 2003.

  At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years amounted to $72 million, $22 million, $106 million, $38 million and $9 million, respectively, and $1,828 million thereafter.

  As of December 31, 1996, the Company had unused lines of credit under agreements with various banks having a principal amount of $1,821 million.

10. CONTINGENCIES

  Litigation seeking compensatory and/or punitive damages relating to the marketing by the Company of individual life insurance (including putative class and individual actions) has been instituted by or on behalf of policyholders and others, and additional litigation relating to the Company's life insurance marketing may be commenced in the future. In addition, an investigation into certain life insurance marketing, which was commenced by the Office of the United States Attorney for the Middle District of Florida, in conjunction with a grand jury, as early as 1994, has not been terminated.

  Numerous litigation, claims and assessments against the Company, in addition to the aforementioned, have arisen in the course of the Company's business, operations and activities. In certain of these matters, including actions with multiple plaintiffs, very large and/or indeterminate amounts, including punitive and treble damages, are sought.

  While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the Company's management that their outcome, after consideration of the provisions made in the Company's financial statements, is not likely to have a material adverse effect on the Company's financial position.

                                     MLI-24

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses consisted of the following:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Compensation costs...................................... $1,813  $1,607  $1,553
Commissions.............................................    722     853     700
Interest and debt issue costs...........................    311     285     264
Amortization of policy acquisition costs................    637     684     601
Capitalization of policy acquisition costs.............. (1,028) (1,060) (1,062)
Rent expense, net of sublease...........................    180     184     179
Restructuring charges...................................     18      88     --
Other...................................................  2,058   1,644   1,265
                                                         ------  ------  ------
 Total.................................................. $4,711  $4,285  $3,500
                                                         ======  ======  ======

  During 1996 and 1995, the Company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                       ESTIMATED
                                                    NOTIONAL CARRYING    FAIR
                                                     AMOUNT   VALUE      VALUE
                                                    -------- --------  ---------
DECEMBER 31, 1996 (in millions)
Assets
 Fixed maturities..................................          $86,361    $86,588
 Equity securities.................................            2,816      2,816
 Mortgage loans on real estate.....................           18,964     19,342
 Policy loans......................................            5,842      5,796
 Short-term investments............................              741        741
 Cash and cash equivalents.........................            2,325      2,325
Liabilities
 Policyholder account balances.....................           30,470     30,611
 Short- and long-term debt.........................            5,365      5,331
Other financial instruments
 Interest rate swaps...............................  $1,242      --         (14)
 Interest rate caps................................   1,946       20         14
 Foreign currency swaps............................     207      --         (23)
 Foreign currency forwards.........................     151        3          3
 Covered call options..............................      25       (2)        (2)
 Unused lines of credit............................   1,821      --           1

                                     MLI-25

                                                                       ESTIMATED
                                                    NOTIONAL CARRYING    FAIR
                                                     AMOUNT   VALUE      VALUE
                                                    -------- --------  ---------
DECEMBER 31, 1995 (in millions)
Assets
 Fixed maturities..................................          $87,752    $88,227
 Equity securities.................................            1,749      1,749
 Mortgage loans on real estate.....................           17,216     18,161
 Policy loans......................................            5,714      5,884
 Short-term investments............................            1,769      1,769
 Cash and cash equivalents.........................            1,930      1,930
Liabilities
 Policyholder account balances.....................           31,595     31,974
 Short- and long-term debt.........................            5,580      5,594
Other financial instruments
 Interest rate swaps...............................  $2,031      (29)       (40)
 Interest rate caps................................   2,711       32         15
 Foreign currency swaps............................      89       --          4
 Foreign currency forwards.........................     121        1          1
 Covered call options..............................      25       (2)        (2)
 Futures contracts.................................   1,402      (19)       --
 Unused lines of credit............................   1,645      --           1

  For fixed maturities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded fixed maturities represented approximately 80 percent of the estimated fair value of the total fixed maturities as of December 31, 1996 and 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Included in fixed maturities are loaned securities with estimated fair values of $7,293 million and $8,418 million at December 31, 1996 and 1995, respectively. Estimated fair values of equity securities were generally based on quoted market prices. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

                                     MLI-26

13. STATUTORY FINANCIAL INFORMATION

  The FASB Interpretation and the FASB Standard referred to in Note 1 required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect (except for the adoption of SFAS No. 115 in 1994) of applying the Interpretation and the Standard is as follows:

                                 (IN MILLIONS)
      DECEMBER 31, 1993,
      statutory surplus:
       MetLife historical......     $ 6,406
       The New England
       historical..............         401
       Adjustments to conform
       statutory accounting
       policies................        (315)
                                    -------
                                      6,492
      Adjustments to GAAP:
         Future policy benefits
       and policyholder account
       balances................      (3,975)
       Deferred policy
       acquisition costs.......       6,142
       Deferred income taxes...       1,032
       Valuation of
       investments.............      (2,216)
       Statutory asset
       valuation reserves......       1,743
       Statutory interest
       maintenance reserve.....         962
       Surplus notes...........        (629)
       Other, net..............         (38)
                                    -------
      January 1, 1994, equity..     $ 9,513
                                    =======

  The following reconciles net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                              1996  1995  1994
                                                              ----  ----  -----
YEARS ENDED DECEMBER 31 (in millions)
Net change in statutory surplus:
 MetLife historical.......................................... $366  $260  $(102)
 The New England historical..................................  --     (8)   231
 Adjustments to conform statutory accounting policies........  --    (23)   (65)
                                                              ----  ----  -----
                                                               366   229     64
Adjustments to GAAP:
 Future policy benefits and policyholder account balances.... (165)  (17)  (464)
 Deferred policy acquisition costs...........................  391   376    461
 Deferred income taxes.......................................  (74)  (97)    47
 Valuation of investments....................................  (84)  106    (53)
 Statutory asset valuation reserves..........................  599    30    313
 Statutory interest maintenance reserve......................   19   284    (58)
 Surplus notes...............................................  --   (622)  (148)
 Other, net.................................................. (199)  410    (48)
                                                              ----  ----  -----
 Net Earnings................................................ $853  $699  $ 114
                                                              ====  ====  =====

                                     MLI-27

                                                                1996     1995
                                                               -------  -------
DECEMBER 31 (in millions).....................................
Statutory surplus:
 MetLife historical........................................... $ 7,151  $ 6,564
 The New England historical...................................     --       624
 Adjustments to conform statutory accounting policies.........     --      (403)
                                                               -------  -------
                                                                 7,151    6,785
 Adjustments to GAAP:
  Future policy benefits and policyholder account balances....  (5,742)  (6,781)
  Deferred policy acquisition costs...........................   7,227    6,508
  Deferred income taxes.......................................     264      (28)
  Valuation of investments....................................     610    3,070
  Statutory asset valuation reserves..........................   2,684    2,085
  Statutory interest maintenance reserve......................   1,208    1,189
  Surplus notes...............................................  (1,393)  (1,391)
  Other, net..................................................     (26)     317
                                                               -------  -------
 Equity....................................................... $11,983  $11,754
                                                               =======  =======

                                     MLI-28

[LOGO] MetLife(R)
                                                                    Bulk
 MetLife Customer Service Center--Tulsa                             Rate
 P.O. Box 21889                                                     U.S.
 Tulsa, OK 74121-1889                                             Postage
                                                                    Paid
                                                                  Rutland,
                                                                     VT
                                                                   Permit
                                                                    220


 ADDRESS CORRECTION REQUESTED

 FORWARDING AND RETURN
 POSTAGE GUARANTEED

[LOGO] MetLife(R)
                                                                    Bulk
 MetLife Customer Service Center--Warwick                           Rate
 P.O. Box 520                                                       U.S.
 Warwick, RI 02887-0520                                           Postage
                                                                    Paid
                                                                  Rutland,
                                                                     VT
                                                                   Permit
                                                                    220


 ADDRESS CORRECTION REQUESTED

 FORWARDING AND RETURN
 POSTAGE GUARANTEED